T. Rowe Price
Prime Reserve
Portfolio

Annual Report

December 31, 1998


Dear Investor

After moving in a narrow range in the early part of 1998, interest rates fell sharply during the six-month period ended December 31. The decline was sparked both by strong investor preference for low-risk securities and by Federal Reserve action. The trend benefited longer maturity issues but crimped yield on short-term securities. The Prime Reserve Portfolio posted a better return than its competitors and kept dividends stable.


Market Environment

     Over the past 12 months, global events overshadowed domestic economic and financial market developments. The lingering effects of last year's Southeast Asia collapse were evident in weakening corporate earnings reports and a growing external trade deficit, while the financial crisis in Russia this past August heightened investor discomfort with higher-risk investments. Economists, as well as the Federal Reserve, noted a worrisome trend toward global deflation. These concerns culminated in the third quarter, leading to poor worldwide market liquidity, a global credit crunch, and sharp losses for stocks and higher-risk bonds. Even though U.S. gross domestic product (GDP) growth was steady and inflation remained low, market volatility in the U.S. increased and investors became highly risk averse.

     The Federal Reserve responded to the troubled atmosphere by reducing short-term interest rates a total of 75 basis points (three-quarters of one percent) in three moves between September and November. These actions eased the credit crunch while improving consumer and investor confidence at home. They also helped restore stability to the bond and stock markets, paving the way for a late-year rebound among the higher-risk instruments that were hurt earlier in the autumn.


Interest Rate Levels

                    1-Year            90-Day               Federal
                    Treasury          Treasury             Funds
                    Bill              Bill                 Target Rate

12/97               5.465             5.331                5.5
                    5.237             5.194                5.5
                    5.402             5.298                5.5

3/98                5.369             5.093                5.5
                    5.379             4.967                5.5
                    5.399             4.996                5.5

6/98                5.365             5.082                5.5
                     5.34             5.069                5.5
                    4.882             4.895                5.5

9/98                4.296             4.273               5.25
                    4.198             4.323                  5
                    4.467             4.501               4.75

12/31/98            4.553              4.48               4.75


     During the height of the crisis, investors abandoned lower-quality corporate or foreign bonds in favor of Treasuries and short-term instruments. In October, for example, the yield on 90-day certificates of deposit issued by domestic or foreign banks was 85 basis points higher than the yield on 90-day U.S. Treasury bills. This spread was higher than average and indicated that investor demand for Treasuries significantly outpaced the demand for those corporate issues.

     Another important phenomenon of the past six months was the continuing flattening of the short-term yield curve. In June, one-year Treasury bills offered 29 basis points more yield than 90-day Treasury bills. By the end of December, this difference was only seven basis points (4.55% vs. 4.48%). This reduced the incentive to purchase longer-term issues as there was little incremental yield to be gained.


Performance and Strategy Review

     The Prime Reserve Portfolio ended the six-month period with a 2.61% total return, exceeding the 2.49% result posted by the Lipper Variable Annuity Underlying Money Market Funds Average. Its 12-month return of 5.29% also outpaced the peer group's 5.10% showing. We were able to keep dividends per share relatively stable from prior periods.


Preparing for the Year 2000
--------------------------------------------------------------------------------

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millen-nium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.


     Our Plan of Action

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.


     Smooth Transition Planned

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000. The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).


     Performance Comparison

     Periods Ended 12/31/98                      6 Months           12 Months
     ---------------------------------------------------------------------------

     Prime Reserve Portfolio                        2.61%               5.29%

     Lipper Variable Annuity
     Underlying Money Market
     Funds Average                                  2.49                5.10


     The most important factor contributing to the Prime Reserve Portfolio's above-average performance was a longer-than-average maturity, which was maintained throughout the year. Over the past six months, the weighted average maturity was 10 to 15 days longer than the average money fund, which helped us preserve higher income when interest rates declined.

     During the period, we adjusted the portfolio's maturity structure. In the past we have used a "barbell" approach, splitting assets between CDs or commercial paper with longer securities and very short 30-day issues to achieve an average maturity we found desirable. This approach allowed us to take advantage of higher yields on the long issues, while the short ones provided some protection against the possibility of increasing rates. As rates fell and the short-term yield curve flattened, however, we shifted to issues with maturities in a narrower three- to six-month range. This "bullet" structure generally results in a higher return when interest rates are declining, as it did in this case.

     We increased our exposure to floating rate instruments from 10% to 33% of assets. The prices of these instruments became more attractive early in the period when investors focused on Treasuries. Increased issuance also kept prices down. Priced correctly, floaters can add significant income to a money market portfolio. We also built up our holdings of some types of asset-backed securities, specifically auto-backed and loan/bond-backed, to 12% of assets. These instruments offer diversification, high credit quality, and attractive yields when compared with other money market instruments. We sharply increased our exposure to Eurodollar CDs as increased supply made them more competitively priced. However, we significantly reduced our overall exposure to the banking and finance industries, which are more exposed to the risks of a global slowdown than other sectors.


Outlook

     The domestic economy continues to exhibit remarkable strength. For example, despite the newspaper headlines about record layoffs, the U.S. expanded employment by well over two million jobs in 1998. We remain concerned by weakness in other global regions, especially Asia and Latin America, which significantly depresses the outlook for future growth. Declining growth rates may inspire the Fed to lower short-term rates further, although we expect them to wait until they have additional confirmation that the economy is slowing down before doing so.

     In this environment, we will expect to maintain a longer maturity than the average of all money funds. We will continue to increase our investment in asset-backed securities as the supply of this high credit quality sector expands, and we will maintain our substantial floating rate position as long as they remain competitively priced. As always, preservation of principal and liquidity remain our chief concern.

     Respectfully submitted,

     Edward A. Wiese
     President and Chairman of the Investment Advisory Committee

     January 20, 1999


Portfolio Highlights

Key Statistics

                                                                  Periods
                                                                    Ended
                                                                 12/31/98
--------------------------------------------------------------------------------

Price Per Share                                                   $  1.00

Dividend Per Share

     6 months                                                       0.026

     12 months                                                      0.052

Dividend Yield (7-Day Compound) *                                    5.03%

Weighted Average Maturity (days)                                       74

Weighted Average Quality **                                    First Tier
--------------------------------------------------------------------------------

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.


Portfolio Highlights

Sector Diversification

                                                   Percent of     Percent of
                                                   Net Assets     Net Assets
                                                      6/30/98       12/31/98
--------------------------------------------------------------------------------

U.S. Negotiable Bank Notes                                 2%          10%

Certificates of Deposit                                   25           32

     Domestic Negotiable CDs                               7            4

     Eurodollar Negotiable CDs/
     Bank Notes                                            1            9

     U.S. Dollar Denominated
     Foreign Negotiable CDs/
     Bank Notes                                           17           19

Commercial Paper and Medium-
Term Notes                                                70           58

     Receivables-Backed                                   12           12

     Structured Investment Vehicle                         4            7

     Loan/Bond-Backed                                     --            6

     Auto-Backed                                          --            6

     Banking                                              13            6

     All Other                                            41           21

Foreign Government and
Municipalities                                             4            2

Other Assets Less Liabilities                             -1           -2

--------------------------------------------------------------------------------
Total                                                    100%         100%
--------------------------------------------------------------------------------

Fixed Rate Obligations                                                 67%

Floating Rate Obligations                                              33%


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Prime Reserve Portfolio

As of 12/31/98

                                                              Lipper
                                                              Variable Annuity
                                    Prime                     Underlying
                                    Reserve                   Money Market
                                    Portfolio                 Funds Average

12/31/96                            10,000                    10,000

6/97                                10,256                    10,247

12/97                               10,533                    10,514

6/98                                10,808                    10,781

12/98                               11,090                    11,051


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Prime Reserve Portfolio
Periods Ended 12/31/98

                                              Since                 Inception
                       1 Year             Inception                      Date
--------------------------------------------------------------------------------

                        5.29%                 5.31%                  12/31/96

Investment return represents past performance and will vary. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Prime Reserve Portfolio

                                                   For a share outstanding
                                                   throughout each period
                                                -----------------------------
                                                    Year            12/31/96
                                                   Ended             Through
                                                12/31/98            12/31/97

NET ASSET VALUE
Beginning of period                            $   1.000           $   1.000

Investment activities
   Net investment income                           0.052               0.052

Distributions
   Net investment income                          (0.052)             (0.052)

NET ASSET VALUE
End of period                                  $   1.000           $   1.000
                                               ---------------------------------

Ratios/Supplemental Data

Total return#                                       5.29%               5.33%

Ratio of expenses to average net assets             0.55%               0.55%!

Ratio of net investment
income to average net assets                        5.12%               5.24%!

Net assets, end of period
(in thousands)                                 $  16,119           $  10,964

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized

The accompanying notes are an integral part of these financial statements.



Statement of Net Assets
T. Rowe Price Prime Reserve Portfolio
December 31, 1998

                                                            Par        Value
--------------------------------------------------------------------------------
                                                              In thousands


BANK NOTES  15.0%

Associates Corporation North America
  6.375%, 8/15/99                                    $      250   $      252

Bank of New York
  5.75%, 5/14/99                                            250          251

Bankboston N.A.
  5.74%, 4/15/99                                            250          250

Barclays Bank PLC, VR
  5.484%, 1/4/99                                            650          650

First Fidelity Bancorp
  9.625%, 8/15/99                                           300          307

Key Bank, VR
  5.574%, 1/29/99                                           400          400

PNC Bank, VR
  5.296%, 10/13/99                                          300          300

Total Bank Notes (Cost  $2,410)                                        2,410


CERTIFICATES OF DEPOSIT  15.6%

Bank of Austria, 5.70%, 3/30/99                             250          250

Bank of Nova Scotia
  5.75%, 4/27/99                                            250          250

Bankers Trust, 5.64%, 1/12/99                               150          150

Credit Agricole Indosuez
  5.705%, 1/7/99                                            200          200
  5.75%, 4/16/99                                            250          250

Den Danske Bank, 5.75%, 4/26/99                             250          250

Fleet National Bank Providence
  Rhode Island, VR
  5.335%, 12/6/99                                           250          250

Kredietbank NV, 5.75%, 4/28/99                              300          300

Regions Bank, 5.30%, 9/10/99                                250          250

Societe Generale
  5.73%, 1/6/99                                             250          250
  5.75%, 4/15/99                                            120          120

Total Certificates of Deposit (Cost  $2,520)                           2,520


COMMERCIAL PAPER  32.0%

Bayerische Landesbank, VR
  5.533%, 7/22/99                                           500          500

Beta Finance, 4(2)
  5.22%, 1/15/99                                            250          249
  5.30%, 2/19/99                                            450          447

Ciesco L.P., 5.30%, 2/11/99                                 395          393

Commerzbank, 5.25%, 2/4/99                                  200          199

Countrywide Funding
  5.50%, 1/14/99                                     $      260   $      259

Falcon Asset Securitization, 4(2)
  5.33%, 1/15/99                                            300          299
  5.35%, 2/11/99                                            250          249

FCAR Owner Trust
  5.08%, 1/15/99                                            500          499

Finova Capital, 5.30%, 2/9/99                               180          179

Golden Funding, 5.57%, 1/15/99                              450          449

Heinz (H.J.), 4(2), 5.65%, 1/7/99                           285          285

Jefferson Pilot, 5.00%, 1/4/99                              337          337

Reed Elsevier, 5.25%, 1/15/99                               320          319

Repeat Offering Security
  5.50%, 1/8/99                                             300          300

Reseau Ferre De France
  5.30%, 1/20/99                                            200          199

Total Commercial Paper (Cost  $5,162)                                  5,162


MEDIUM-TERM NOTES  38.0%

Baltimore Gas & Electric
  8.40%, 10/15/99                                           100          102

Becton, Dickinson
  9.95%, 3/15/99                                            100          101

Citicorp, Sr. Notes, VR
  5.199%, 3/17/99                                           450          450

Daimler Banz Vehicle
  Owner Trust, VR
  5.271%, 1/3/00                                            430          430

Depfa Bank, VR, 5.273%, 1/7/99                              200          200

Disney, 6.25%, 6/21/99                                      353          355

Du Pont Ei De Nemours
  7.50%, 6/11/99                                            450          454

First Security Auto Owner Trust
  5.248%, 11/15/99                                           58           58

Ford Motor Credit, VR
  5.513%, 1/4/99                                            500          500

General Electric Capital
  6.125%, 3/4/99                                            500          501

Goldman Sachs Group, VR
  5.544%, 1/19/99                                           200          200
  5.575%, 1/25/99                                           100          100

IBM Credit, 5.219%, 2/2/99                                  250          250

LINCS, VR, 5.551%, 1/19/99                                  500          500

Newcourt Equipment Trust
  5.007%, 11/20/99                                          224          224
  5.195%, 1/15/00                                           250          250

Quebec Province of Canada
  9.375%, 4/1/99                                     $      200   $      202

Rabobank, VR, 5.544%, 1/17/99                                88           88

Sears Roebuck, 8.11%, 3/16/99                               105          105

Strategic Money Market Trust, VR
  5.320%, 3/16/99                                           250          250

Tiers Trust, VR
  5.535%, 1/15/99                                           300          300

Wachovia Bank, VR
  5.562%, 1/5/99                                            500          500

Total Medium-Term Notes
  (Cost  $6,120)                                                       6,120


FUNDING AGREEMENTS  0.9%

General American Life Insurance
  5.24%, 1/4/99!                                            150          150

Total Funding Agreements
  (Cost  $150)                                                           150


Total Investments in Securities
101.5% of Net Assets
(Cost  $16,362)                                                   $   16,362

Other Assets Less Liabilities                                          (243)


NET ASSETS                                                        $   16,119
                                                                  ----------
Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions                                              $        4

Paid-in-capital applicable to 16,114,908
shares of $.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
corporation authorized                                            $   16,115

NET ASSETS                                                        $   16,119
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     1.00
                                                                  ----------

   !  Private Placement
  VR  Variable Rate
4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price Prime Reserve Portfolio
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/98

Investment Income

Income
   Interest income                                                 $     875

Expenses
Investment management and administrative                                  85

Net investment income                                                    790

Realized Gain (Loss)

Net realized gain (loss) on securities                                     4

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $     794
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price Prime Reserve Portfolio
In thousands

                                                           Year
                                                          Ended
                                                       12/31/98     12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $      790   $      412

  Net realized gain (loss)                                    4           --

  Increase (decrease) in net
  assets from operations                                    794          412

Distributions to shareholders
  Net investment income                                    (790)        (412)

Capital share transactions*
  Shares sold                                            29,742       24,498
  Distributions reinvested                                  785          412
  Shares redeemed                                       (25,376)     (13,946)

  Increase (decrease) in net assets from capital
  share transactions                                      5,151       10,964


Net Assets

  Increase (decrease) during period                       5,155       10,964
  Beginning of period                                    10,964           --

  End of period                                      $   16,119   $   10,964
                                                     ---------------------------

*Share information

  Shares sold                                            29,742       24,498
  Distributions reinvested                                  785          412
  Shares redeemed                                       (25,376)     (13,946)

  Increase (decrease) in
  shares outstanding                                      5,151       10,964


The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price Prime Reserve Portfolio
December 31, 1998


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $16,362,000.


NOTE 3 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 0.55% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.


Report of Independent Accountants

To The Board of Directors of T. Rowe Price Fixed Income Series, Inc. and Shareholders of Prime Reserve Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prime Reserve Portfolio (one of the portfolios comprising T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 1999


Annual Meeting Results
--------------------------------------------------------------------------------

The Prime Reserve Portfolio held an annual meeting on October 15, 1998, to elect directors of the portfolio and to ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as the portfolio's independent accountants.

The results of voting were as follows (by number of shares):

For nominees to the Board of Directors of the Fixed Income Series:

Calvin W. Burnett
In favor: 24,000,736.909
Withheld: 564,517.886

Anthony W. Deering
In favor: 23,962,384.875
Withheld: 602,869.920

F. Pierce Linaweaver
In favor: 24,165,444.557
Withheld: 399,810.238

William T. Reynolds
In favor: 24,020,077.826
Withheld: 545,176.969

James S. Riepe
In favor: 24,173,797.911
Withheld: 391,456.884

John G. Schreiber
In favor: 24,170,127.757
Withheld: 395,127.038

M. David Testa
In favor: 24,172,762.942
Withheld: 392,491.853

For PricewaterhouseCoopers LLP as independent accountants:

In favor: 16,856,007.863
Withheld: 153,720.085
Abstained: 430,011.472

Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor
TRP 658 (12/98)

K15-069  12/31/98